Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements	FAIR VALUE MEASUREMENTS
Recurring Basis
We measure the fair value of our financial assets and liabilities using a combination of the income and market approaches in accordance with ASC Topic 820. These financial assets and liabilities primarily consist of derivatives recorded on our balance sheet under ASC Topic 815 and short-term investments, commercial paper and long-term debt outstanding required to be disclosed at fair value. Under ASC Topic 820, fair value is defined as the exit price, representing the amount that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To value our financial instruments, we use market data or assumptions that market participants would use, including assumptions about credit risk (both our own credit risk and the counterparty’s credit risk) and the risks inherent in the inputs to valuation.
We enter into derivative contracts in the futures and over-the-counter (OTC) wholesale and retail markets. These markets are the principal markets for the respective wholesale and retail contracts. Our relevant market participants are our existing counterparties and others who have participated in energy transactions at our delivery points. These participants have access to the same market data as Washington Gas. Valuations are generally based on pricing service data or indicative broker quotes depending on the market location. We measure the net credit exposure at the counterparty level where the right to set-off exists. The net exposure is determined using the mark-to-market exposure adjusted for collateral, letters of credit and parent guarantees. We use published default rates from Standard & Poor’s Ratings Services and Moody’s Investors Service as inputs for determining credit adjustments.
ASC Topic 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels of the fair value hierarchy under ASC Topic 820 are described below:
Level 1.  Level 1 of the fair value hierarchy consists of assets or liabilities that are valued using observable inputs based upon unadjusted quoted prices in active markets for identical assets or liabilities at the reporting date. Washington Gas did not have any Level 1 derivatives at December 31, 2019 or 2018.
Level 2.  Level 2 of the fair value hierarchy consists of assets or liabilities that are valued using directly or indirectly observable inputs either corroborated with market data or based on exchange traded market data. Level 2 includes fair values based on industry-standard valuation techniques that consider various assumptions: (i) quoted forward prices, including the use of mid-market pricing within a bid/ask spread; (ii) discount rates; (iii) implied volatility and (iv) other economic factors. Substantially all of these assumptions are observable throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the relevant market. At December 31, 2019 and 2018, Level 2 financial assets and liabilities included energy-related physical and financial derivative transactions such as forward, option and other contracts for deliveries at active market locations.
Level 3.  Level 3 of the fair value hierarchy consists of assets or liabilities that are valued using significant unobservable inputs at the reporting date. These unobservable assumptions reflect our assumptions about estimates that market participants would use in pricing the asset or liability, including natural gas basis prices and annualized volatilities of natural gas prices. A significant change to any one of these inputs in isolation could result in a significant upward or downward fluctuation in the fair value measurement. These inputs may be used with industry standard valuation methodologies that result in our best estimate of fair value for the assets or liabilities at the reporting date.
Our Commodity and Market Risk (C&MR) Group determines the valuation policies and procedures. The C&MR Group reports to AltaGas’ Vice President of Commodity Risk. In accordance with Washington Gas valuation policy, we may utilize a variety of valuation methodologies to determine the fair value of Level 3 derivative contracts, including internally developed valuation inputs and pricing models. The prices used in our valuations are corroborated using multiple pricing sources, and we periodically conduct assessments to determine whether each valuation model is appropriate for its intended purpose. The C&MR Group also evaluates changes in fair value measurements on a daily basis.
At December 31, 2019 and 2018, Level 3 derivative assets and liabilities included: (i) physical contracts valued at illiquid market locations with no observable market data; (ii) long-dated positions where observable pricing is not available over the majority of the life of the contract; (iii) contracts valued using historical spot price volatility assumptions and (iv) valuations using indicative broker quotes for inactive market locations.
 The following table sets forth financial instruments recorded at fair value at December 31, 2019 and 2018, respectively. A financial instrument’s classification within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy.

Fair Value Measurements Under the Fair Value Hierarchy
(In millions)	Level 1	Level 2	Level 3	Total
At December 31, 2019
Assets	$—	$0.8	$12.2	$13.0
Liabilities	$—	$(7.0)	$(97.0)	$(104.0)
At December 31, 2018
Assets	$—	$9.8	$28.3	$38.1
Liabilities	$—	$(9.5)	$(134.9)	$(144.4)
The following table includes quantitative information about the significant unobservable inputs used in the fair value measurement of our Level 3 financial instruments and the respective fair values of the net derivative asset and liability positions, by contract type, at December 31, 2019 and 2018.

Quantitative Information about Level 3 Fair Value Measurements
(In millions)	Net Fair Value	Valuation Techniques	Unobservable Inputs	Range
December 31, 2019	($84.8)	Discounted Cash Flow	Natural Gas Basis Price (per dekatherm)	($0.905)-$2.523
December 31, 2018	($106.6)	Discounted Cash Flow	Natural Gas Basis Price (per dekatherm)	($1.028)-$5.34
The following table is a summary of the changes in the fair value of our natural gas related derivative instruments that are measured at net fair value on a recurring basis in accordance with ASC Topic 820 using significant Level 3 inputs during the calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017, respectively.

Reconciliation of Fair Value Measurements Using Significant Level 3 Inputs
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
(In millions)	2019	2018	2018	2017
Balance at beginning of period	$(106.6)	$(94.1)	$(122.6)	$(251.6)
Realized and unrealized gains (losses)
Recorded to income	7.2	(4.4)	(4.5)	44.2
Recorded to regulatory assets—gas costs	17.8	(5.8)	(10.0)	69.7
Transfers into Level 3	(6.7)	—	(6.9)	(0.4)
Transfers out of Level 3	7.9	—	8.9	(0.4)
Settlements	(4.4)	(2.3)	41.0	15.9
Balance at end of period	$(84.8)	$(106.6)	$(94.1)	$(122.6)
 Transfers between different levels of the fair value hierarchy may occur based on fluctuations in the valuation inputs and on the level of observable inputs used to value the instruments from period to period. It is our policy to show both transfers into and out of the different levels of the fair value hierarchy at the fair value as of the beginning of the period. Transfers out of Level 3 were due to valuations that experienced an increase in observable market inputs. Transfers into Level 3 were due to an increase in unobservable market inputs, primarily pricing points. All amounts recorded to income are from the utility cost of gas.
Unrealized gains (losses) attributable to derivative assets and liabilities measured using significant Level 3 inputs were recorded as follows for the calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017, respectively:

Unrealized Gains (Losses) Recorded for Level 3 Measurements
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
(In millions)	2019	2018	2018	2017
Recorded to income
Utility cost of gas	$9.9	$(4.0)	$2.3	$31.0
Recorded to Regulatory
Gas costs	21.6	(5.3)	0.2	51.0
Total	$31.5	$(9.3)	$2.5	$82.0
The following table presents the carrying amounts recorded at amortized cost on Washington Gas' balance sheets and estimated fair values of our financial instruments at December 31, 2019 and 2018.

Fair Value of Financial Instruments
	December 31, 2019		December 31, 2018
(In millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Money market funds(a)	$55.1	$55.1	$69.7	$69.7
Commercial paper (b)	$399.5	$399.5	$296.0	$296.0
Project financing (b)	$—	$—	$15.5	$15.5
Current maturities of long-term debt	$—	$—	$50.0	$50.0
Long-term debt(c)	$1,330.9	$1,480.8	$1,035.0	$1,096.3
(a) The balance at December 31, 2019 includes $11.0 million money market funds located in "Cash and cash equivalents", $19.5 million rabbi trust investment located in "Current Assets-Other", and $24.6 million rabbi trust investments located in "Deferred Charges and Other Assets-Other" of the accompanying balance sheets; The balance at December 31, 2018 includes $4.4 million money market funds located in "Cash and cash equivalents", $20.2 million rabbi trust investment located in "Current Assets-Other" and $45.1 million rabbi trust investments located in "Deferred Charges and Other Assets-Other".
(b)The balance at December 31, 2019 includes $299.5 million located in "Notes payable and project financing", and $100.0 million located in “Long-term debt” on the accompanying balance sheets; The balance at December 31, 2018 was located in "Notes payable and project financing" on the balance sheets.
(c) Includes adjustments for current maturities and unamortized discounts, as applicable. The amount excludes the commercial paper.
Our money market funds are Level 1 valuations and their carrying amount approximates fair value. The carrying cost of our commercial paper approximates fair value using Level 2 inputs. Due to the nature of our project financing arrangements, the carrying cost approximates fair value using Level 2 inputs. Due to the short term nature of current maturities of long-term debt, the carrying cost approximates fair value using Level 2 inputs. The fair value of long-term debt was estimated based on valuation techniques using indirectly observable inputs corroborated with market data and therefore is classified as Level 2.